Exhibit 99.2

Genworth Financial

SECOND QUARTER
STATISTICAL SUPPLEMENT

JUNE 30, 2008

GENWORTH FINANCIAL, INC.

2Q 2008 STATISTICAL SUPPLEMENT

Table of Contents	Page
Use of Selected Operating Performance Measures	3

Quarterly Sales and Select Metrics by Segment
Sales and Select Metrics—Retirement and Protection	5-11
Sales and Select Metrics—International	12-18
Sales and Select Metrics—U.S. Mortgage Insurance	19-29

Corporate Information
Industry Ratings	31-32

GENWORTH FINANCIAL, INC.

2Q 2008 STATISTICAL SUPPLEMENT

Selected Operating Performance Measures

This statistical supplement contains selected operating performance measures including “sales,” “assets under management,” “insurance in-force” or “risk in-force” which are commonly used in the insurance and investment industries as measures of operating performance.

Management regularly monitors and reports the sales metrics as a measure of volume of new and renewal business generated in a period. Sales refers to (1) annualized first-year premiums for term life insurance, long-term care insurance and Medicare supplement insurance; (2) new and additional premiums/deposits for universal life insurance, linked-benefits, spread-based and variable products; (3) gross flows and net flows, which represent gross flows less redemptions, for our wealth management(1) business; (4) written premiums and deposits, gross of ceded reinsurance and cancellations, and premium equivalents, where we earn a fee for administrative services only business, for payment protection insurance; (5) new insurance written for mortgage insurance, which in each case reflects the amount of business the company generated during each period presented; and (6) written premiums, net of cancellations, for our Mexican insurance operations. Sales do not include renewal premiums on policies or contracts written during prior periods.

The company considers annualized first-year premiums, new premiums/deposits, gross and net flows, written premiums, premium equivalents and new insurance written to be measures of the company’s operating performance because they represent measures of new sales of insurance policies or contracts during a specified period, rather than measures of the company’s revenues or profitability during that period.

Management regularly monitors and reports assets under management for our wealth management business, insurance in-force and risk in-force. Assets under management for our wealth management business represent third-party assets under management that are not consolidated in our financial statements. Insurance in-force for our life insurance, international mortgage insurance and U.S. mortgage insurance businesses is a measure of the aggregate face value of outstanding insurance policies as of the respective reporting date. Risk in-force for our international mortgage insurance and U.S. mortgage insurance businesses is a measure that recognizes that the loss on any particular mortgage loan will be reduced by the net proceeds received upon sale of the underlying property. The company considers assets under management for our wealth management business, insurance in-force and risk in-force to be measures of the company’s operating performance because they represent measures of the size of our business at a specific date, rather than measures of the company’s revenues or profitability during that period.

These operating measures enable the company to compare its operating performance across periods without regard to revenues or profitability related to policies or contracts sold in prior periods or from investments or other sources.

(1)	Formerly known as Managed Money.

Quarterly Sales and Select Metrics by Segment

Retirement and Protection

GENWORTH FINANCIAL, INC.

2Q 2008 STATISTICAL SUPPLEMENT

Sales and Assets Under Management—Wealth Management

(amounts in millions)

	2008			2007
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total

SALES:
Sales by Distribution Channel:
Independent Producers	$1,229	$1,105	$2,334	$1,217	$1,382	$1,427	$1,400	$5,426
Dedicated Sales Specialists	176	175	351	257	283	332	312	1,184

Total Sales	$1,405	$1,280	$2,685	$1,474	$1,665	$1,759	$1,712	$6,610

ASSETS UNDER MANAGEMENT:
Beginning of period	$20,461	$21,584	$21,584	$21,662	$20,683	$18,806	$17,293	$17,293
Gross flows	1,405	1,280	2,685	1,474	1,665	1,759	1,712	6,610
Redemptions	(1,044)	(1,080)	(2,124)	(797)	(567)	(494)	(431)	(2,289)

Net flows	361	200	561	677	1,098	1,265	1,281	4,321
Market performance	(537)	(1,323)	(1,860)	(755)	(119)	612	232	(30)

End of period	$20,285	$20,461	$20,285	$21,584	$21,662	$20,683	$18,806	$21,584

Wealth Management results represent AssetMark Investment Services, Inc., Genworth Financial Asset Management, Inc., Genworth Financial Advisers Corporation, Genworth Financial Trust Company and Capital Brokerage Corporation.

GENWORTH FINANCIAL, INC.

2Q 2008 STATISTICAL SUPPLEMENT

Sales and Assets Under Management—Retirement Income—Fee-Based

(amounts in millions)

	2008			2007
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total

SALES:
Sales by Product:
Income Distribution Series(1)	$585	$586	$1,171	$606	$528	$472	$409	$2,015
Traditional Variable Annuities	118	113	231	151	136	153	134	574
Variable Life	2	1	3	3	1	3	1	8

Total Sales	$705	$700	$1,405	$760	$665	$628	$544	$2,597

Sales by Distribution Channel:
Financial Intermediaries	$662	$660	$1,322	$716	$609	$592	$513	$2,430
Independent Producers	15	12	27	10	20	13	12	55
Dedicated Sales Specialists	28	28	56	34	36	23	19	112

Total Sales	$705	$700	$1,405	$760	$665	$628	$544	$2,597

Assets Under Management:
Income Distribution Series(1)
Account value, net of reinsurance, beginning of period	$4,877	$4,535	$4,535	$3,978	$3,361	$2,813	$2,402	$2,402
Deposits	596	595	1,191	625	543	482	421	2,071
Surrenders, benefits and product charges	(112)	(105)	(217)	(98)	(78)	(66)	(60)	(302)

Net flows	484	490	974	527	465	416	361	1,769
Interest credited and investment performance	(53)	(148)	(201)	30	152	132	50	364

Account value, net of reinsurance, end of period	5,308	4,877	5,308	4,535	3,978	3,361	2,813	4,535

Traditional Variable Annuities
Account value, net of reinsurance, beginning of period	2,241	2,345	2,345	2,262	2,098	1,905	1,780	1,780
Deposits	105	108	213	148	133	149	130	560
Surrenders, benefits and product charges	(63)	(59)	(122)	(50)	(48)	(56)	(41)	(195)

Net flows	42	49	91	98	85	93	89	365
Interest credited and investment performance	(5)	(153)	(158)	(15)	79	100	36	200

Account value, net of reinsurance, end of period	2,278	2,241	2,278	2,345	2,262	2,098	1,905	2,345

Variable Life Insurance
Account value, beginning of the period	371	403	403	414	408	396	391	391
Deposits	5	5	10	6	6	7	5	24
Surrenders, benefits and product charges	(10)	(10)	(20)	(13)	(15)	(14)	(12)	(54)

Net flows	(5)	(5)	(10)	(7)	(9)	(7)	(7)	(30)
Interest credited and investment performance	7	(27)	(20)	(4)	15	19	12	42

Account value, end of period	373	371	373	403	414	408	396	403

Total Retirement Income—Fee-Based	$7,959	$7,489	$7,959	$7,283	$6,654	$5,867	$5,114	$7,283

(1)

The Income Distribution Series products are comprised of our retirement income deferred and immediate variable annuity products, including those variable annuity products with rider options that provide similar income features. These products do not include fixed single premium immediate or deferred annuities, which may also serve income distribution needs.

GENWORTH FINANCIAL, INC.

2Q 2008 STATISTICAL SUPPLEMENT

Sales and Assets under Management—Retirements Income—Spread-Based

(amounts in millions)

	2008			2007
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
SALES:
Sales by Product:
Structured Settlements	$—	$3	$3	$12	$5	$30	$47	$94
Single Premium Immediate Annuities	150	240	390	189	208	218	200	815
Fixed Annuities	298	408	706	185	145	106	167	603

Total Sales	$448	$651	$1,099	$386	$358	$354	$414	$1,512

Sales by Distribution Channel:
Financial Intermediaries	$360	$541	$901	$299	$250	$239	$275	$1,063
Independent Producers	82	103	185	82	99	109	131	421
Dedicated Sales Specialists	6	7	13	5	9	6	8	28

Total Sales	$448	$651	$1,099	$386	$358	$354	$414	$1,512

PREMIUMS BY PRODUCT:
Single Premium Immediate Annuities	$111	$165	$276	$124	$114	$124	$111	$473
Structured Settlements	—	2	2	11	4	27	43	85

Total Premiums	$111	$167	$278	$135	$118	$151	$154	$558

ASSETS UNDER MANAGEMENT:
Fixed Annuities
Account value, net of reinsurance, beginning of period	$12,141	$12,073	$12,073	$12,368	$12,886	$13,522	$13,972	$13,972
Deposits	333	436	769	215	184	144	207	750
Surrenders, benefits and product charges	(449)	(474)	(923)	(618)	(815)	(899)	(781)	(3,113)

Net flows	(116)	(38)	(154)	(403)	(631)	(755)	(574)	(2,363)
Interest credited	105	106	211	108	113	119	124	464

Account value, net of reinsurance, end of period	12,130	12,141	12,130	12,073	12,368	12,886	13,522	12,073

Single Premium Immediate Annuities
Account value, net of reinsurance, beginning of period	6,781	6,668	6,668	6,458	6,367	6,261	6,174	6,174
Premiums and deposits	188	291	479	226	247	261	237	971
Surrenders, benefits and product charges	(278)	(267)	(545)	(102)	(241)	(240)	(234)	(817)

Net flows	(90)	24	(66)	124	6	21	3	154
Interest credited	90	89	179	86	85	85	84	340

Account value, net of reinsurance, end of period	6,781	6,781	6,781	6,668	6,458	6,367	6,261	6,668

Structured Settlements
Account value, net of reinsurance, beginning of period	1,105	1,103	1,103	1,092	1,088	1,058	1,011	1,011
Premiums and deposits	1	2	3	12	5	30	47	94
Surrenders, benefits and product charges	(13)	(14)	(27)	(15)	(15)	(15)	(14)	(59)

Net flows	(12)	(12)	(24)	(3)	(10)	15	33	35
Interest credited	14	14	28	14	14	15	14	57

Account value, net of reinsurance, end of period	1,107	1,105	1,107	1,103	1,092	1,088	1,058	1,103

Total Retirement Income—Spread-Based, net of reinsurance	$20,018	$20,027	$20,018	$19,844	$19,918	$20,341	$20,841	$19,844

GENWORTH FINANCIAL, INC.

2Q 2008 STATISTICAL SUPPLEMENT

Sales and Assets Under Management—Institutional

(amounts in millions)

	2008			2007
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
SALES:
Sales by Product:
Guaranteed Investment Contracts (GICs)	$184	$44	$228	$32	$24	$42	$22	$120
Funding Agreements Backing Notes	675	107	782	520	200	650	600	1,970
Funding Agreements	75	—	75	—	—	315	—	315

Total Sales	$934	$151	$1,085	$552	$224	$1,007	$622	$2,405

Institutional products are sold through specialized brokers and investment brokers, as well as directly to the contractholder.

	2008			2007
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
ASSETS UNDER MANAGEMENT:
GICs, Funding Agreements and Funding Agreements Backing Notes
Account value, net of reinsurance, beginning of period	$10,655	$10,982	$10,982	$11,292	$11,515	$10,724	$10,483	$10,483
Deposits(1)	1,128	251	1,379	762	323	1,107	722	2,914
Surrenders and benefits(1)	(1,099)	(727)	(1,826)	(1,226)	(710)	(460)	(629)	(3,025)

Net flows	29	(476)	(447)	(464)	(387)	647	93	(111)
Interest credited	96	117	213	147	154	147	141	589
Foreign currency translation	(7)	32	25	7	10	(3)	7	21

Account value, end of period	$10,773	$10,655	$10,773	$10,982	$11,292	$11,515	$10,724	$10,982

By Contract Type:
Guaranteed Investment Contracts	$1,478	$1,449		$1,602	$1,790	$1,921	$2,073
Funding Agreements Backing Notes	7,349	6,909		6,721	6,591	6,578	5,953
Funding Agreements	1,946	2,297		2,659	2,911	3,016	2,698

	$10,773	$10,655		$10,982	$11,292	$11,515	$10,724

Funding Agreements By Liquidity Provisions:
90 day	$350	$180		$170	$270	$375	$425
180 day	200	345		500	500	500	450
No put	550	925		1,135	1,285	1,285	1,235
Rolling maturity(2)	840	840		840	840	840	575
Accrued interest	6	7		14	16	16	13

Total funding agreements	$1,946	$2,297		$2,659	$2,911	$3,016	$2,698

(1)

“Surrenders and benefits” include contracts that have matured but are redeposited with us and reflected as deposits. For the three months ended June 30, 2008 and 2007, surrenders and deposits that were redeposited and are now reflected under “Deposits” amounted to $195 million and $100 million, respectively. For the six months ended June 30, 2008 and 2007, surrenders and deposits included $295 million and $200 million, respectively, that were redeposited and reflected under “Deposits.”

(2)	Includes products having a 12 and 13 month rolling maturity.

GENWORTH FINANCIAL, INC.

2Q 2008 STATISTICAL SUPPLEMENT

Sales and In-force—Life Insurance

(amounts in millions)

	2008			2007
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total

SALES:
Sales by Product:
Term Life	$25	$23	$48	$26	$28	$29	$29	$112
Universal Life:
Annualized first-year deposits	14	13	27	14	15	15	11	55
Excess deposits	46	43	89	64	53	41	48	206

Total Universal Life	60	56	116	78	68	56	59	261

Total Sales	$85	$79	$164	$104	$96	$85	$88	$373

Sales by Distribution Channel:
Financial Intermediaries	$1	$1	$2	$2	$1	$2	$1	$6
Independent Producers	84	78	162	102	95	83	87	367

Total Sales	$85	$79	$164	$104	$96	$85	$88	$373

	2008		2007
	Q2	Q1	Q4	Q3	Q2	Q1
IN-FORCE:
Term life insurance
Life insurance in-force, net of reinsurance	$481,430	$476,503	$464,411	$457,001	$449,654	$439,380
Life insurance in-force before reinsurance	$621,221	$619,086	$618,379	$614,248	$610,071	$602,725

Universal and whole life insurance
Life insurance in-force, net of reinsurance	$42,833	$42,590	$42,181	$41,638	$41,303	$40,912
Life insurance in-force before reinsurance	$51,851	$51,534	$51,175	$50,737	$50,290	$49,834

Total life insurance
Life insurance in-force, net of reinsurance	$524,263	$519,093	$506,592	$498,639	$490,957	$480,292
Life insurance in-force before reinsurance	$673,072	$670,620	$669,554	$664,985	$660,361	$652,559

GENWORTH FINANCIAL, INC.

2Q 2008 STATISTICAL SUPPLEMENT

Sales and Loss Ratios—Long-Term Care

(amounts in millions)

	2008			2007
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total

SALES:
Sales by Distribution Channel:
Financial Intermediaries	$4	$6	$10	$7	$6	$7	$7	$27
Independent Producers	24	23	47	25	25	23	24	97
Dedicated Sales Specialist	16	15	31	13	13	11	10	47

Total Individual Long-Term Care	44	44	88	45	44	41	41	171

Group Long-Term Care	1	1	2	1	—	1	—	2
Medicare Supplement and Other A&H	13	10	23	10	8	7	7	32
Linked-Benefits	8	7	15	10	8	5	4	27

Total Sales	$66	$62	$128	$66	$60	$54	$52	$232

LOSS RATIOS:
Total Long-Term Care
Earned Premium	$459	$443	$902	$442	$444	$430	$419	$1,735
Loss Ratio(1)	66.9%	66.9%	66.9%	67.5%	70.0%	67.8%	65.4%	66.6%
Gross Benefits Ratio(2)	105.2%	105.6%	105.4%	105.0%	106.4%	103.9%	101.0%	102.5%

Medicare Supplement and A&H(3)
Earned Premium	$68	$68	$136	$66	$65	$69	$67	$267
Loss Ratio(1)	70.5%	76.2%	73.4%	66.2%	66.8%	68.4%	80.7%	74.5%

(1)

We calculate the loss ratio for our long-term care insurance product by dividing benefits and other changes in policy reserves less tabular interest on reserves less loss adjustment expenses by net earned premiums.

(2)	We calculate the gross benefits ratio by dividing the benefits and other changes in policy reserves by net earned premium.
(3)	The Medicare Supplement and A&H earned premium and loss ratio does not include the linked-benefits product.

International

GENWORTH FINANCIAL, INC.

2Q 2008 STATISTICAL SUPPLEMENT

Sales—International Mortgage Insurance

(amounts in millions)

	2008			2007
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
SALES
Canada New Insurance Written (NIW)
Flow	$7,500	$4,900	$12,400	$8,100	$11,000	$9,600	$6,000	$34,700
Bulk	800	1,500	2,300	7,800	1,300	11,900	400	21,400

Total Canada NIW(1)	$8,300	$6,400	$14,700	$15,900	$12,300	$21,500	$6,400	$56,100

Australia New Insurance Written (NIW)
Flow	$10,000	$10,400	$20,400	$11,600	$11,400	$11,600	$10,800	$45,400
Bulk	600	1,000	1,600	900	7,000	5,900	2,300	16,100

Total Australia NIW(2)	$10,600	$11,400	$22,000	$12,500	$18,400	$17,500	$13,100	$61,500

Other International New Insurance Written (NIW)
Flow	$2,100	$2,300	$4,400	$3,300	$4,700	$5,100	$4,900	$18,000
Bulk	500	700	1,200	900	800	400	3,800	5,900

Total Other International NIW(3)	$2,600	$3,000	$5,600	$4,200	$5,500	$5,500	$8,700	$23,900

(1)	New insurance written for our Canada platform adjusted for foreign exchange was $7,700 million and $13,200 million for the three and six months ended June 30, 2008, respectively.
(2)	New insurance written for our Australia platform adjusted for foreign exchange was $9,400 million and $19,300 million for the three and six months ended June 30, 2008, respectively.
(3)	New insurance written for our Other International platform adjusted for foreign exchange was $2,300 million and $5,000 million for the three and six months ended June 30, 2008, respectively.

GENWORTH FINANCIAL, INC.

2Q 2008 STATISTICAL SUPPLEMENT

Selected Key Performance Measures—International Mortgage Insurance

(amounts in millions)

	2008			2007
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
Net Premiums Written
Canada	$198	$130	$328	$225	$301	$262	$137	$925
Australia	89	97	186	109	102	108	102	421
Other International	5	18	23	28	49	58	83	218

Total International Net Premiums Written	$292	$245	$537	$362	$452	$428	$322	$1,564

Loss Ratio(1)
Canada	21%	26%	24%	18%	18%	17%	16%	18%
Australia	41%	41%	41%	46%	49%	47%	46%	47%
Other International	70%	71%	71%	33%	38%	37%	24%	33%
Total International Loss Ratio	33%	37%	35%	29%	32%	31%	29%	30%
Expense Ratio(2)
Canada	16%	23%	19%	13%	12%	7%	12%	11%
Australia	27%	27%	27%	18%	18%	17%	17%	17%
Other International	362%	104%	163%	100%	38%	34%	23%	40%
Total International Expense Ratio	25%	31%	28%	22%	16%	13%	16%	17%
Expense Ratio Adjusted for Canada Reclassification
Canada					9%	10%	15%	11%
Total International Expense Ratio					14%	15%	18%	17%
Primary Insurance In-force
Canada	$194,100	$185,000		$187,900	$172,400	$150,000	$119,700
Australia	249,900	234,600		221,400	224,500	205,100	185,200
Other International	71,500	72,400		68,500	65,000	59,800	56,000

Total International Primary Insurance In-force	$515,500	$492,000		$477,800	$461,900	$414,900	$360,900

Primary Risk In-force(3)
Canada
Flow	$53,400	$50,700		$51,200	$48,400	$41,800	$35,900
Bulk	14,500	14,100		14,600	11,900	10,700	6,000

Total Canada	67,900	64,800		65,800	60,300	52,500	41,900
Australia
Flow	76,500	71,600		67,200	68,200	64,100	59,300
Bulk	11,000	10,500		10,300	10,400	7,700	5,500

Total Australia	87,500	82,100		77,500	78,600	71,800	64,800
Other International
Flow	7,900	8,000		7,400	7,200	6,400	5,800
Bulk	800	800		700	700	900	1,100

Total Other International	8,700	8,800		8,100	7,900	7,300	6,900

Total International Primary Risk In-force	$164,100	$155,700		$151,400	$146,800	$131,600	$113,600

The loss and expense ratios included above are calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)

The ratio of incurred losses and loss adjustment expense to net premiums earned. In determining the pricing of our mortgage insurance products, we develop a pricing loss ratio which uses industry and company loss experience over a number of years, which incorporates both favorable and unfavorable economic environments, differing coverage levels and varying capital requirements. Actual results may vary from pricing loss ratios for a number of reasons, which include differing economic conditions and actual individual product and lender performance. New business pricing loss ratios for our international businesses are as follows: Canada 35-40%, Australia 30-40% and Europe 60-65%.

(2)

The ratio of an insurer’s general expenses to net premiums written. In our business, general expenses consist of acquisition and insurance expenses, net of deferrals, and amortization of DAC and intangibles.

(3)

Our businesses in Australia, New Zealand and Canada currently provide 100% coverage on the majority of the loans we insure in those markets. For the purpose of representing our risk in-force, we have computed an “Effective Risk In-force” amount, which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor that represents our highest expected average per-claim payment for any one underwriting year over the life of our businesses in Australia, New Zealand and Canada. This factor was 35% for all periods presented.

GENWORTH FINANCIAL, INC.

2Q 2008 STATISTICAL SUPPLEMENT

Selected Key Performance Measures—International Mortgage Insurance—Canada

(dollar amounts in millions)

Primary Insurance	June 30, 2008	March 31, 2008	June 30, 2007
Insured loans in-force	1,108,423	1,080,874	955,063
Insured delinquent loans	2,340	2,410	1,704
Insured delinquency rate	0.21%	0.22%	0.18%

Flow loans in-force	842,863	815,980	727,342
Flow delinquent loans	2,140	2,198	1,576
Flow delinquency rate	0.25%	0.27%	0.22%

Bulk loans in-force	265,560	264,894	227,721
Bulk delinquent loans	200	212	128
Bulk delinquency rate	0.08%	0.08%	0.06%

Loss Metrics	June 30, 2008

Beginning Reserves	$106
Paid claims	(20)
Increase (decrease) in reserves	30
Impact of changes in foreign exchange rates	1

Ending Reserves	$117

	June 30, 2008		March 31, 2008
Province and Territory	% of Primary Risk In-force	Primary Delinquency Rate	% of Primary Risk In-force
Ontario	48%	0.23%	49%
British Columbia	16	0.09%	16
Alberta	15	0.18%	14
Quebec	14	0.25%	13
Nova Scotia	2	0.20%	2
Saskatchewan	2	0.08%	1
Manitoba	1	0.11%	1
New Brunswick	1	0.31%	1
All Other	1	0.16%	3

Total	100%	0.20%	100%

By Policy Year
2000 and Prior	9%	0.04%	9%
2001	3	0.07%	3
2002	5	0.08%	6
2003	7	0.14%	7
2004	11	0.20%	11
2005	12	0.29%	12
2006	15	0.45%	16
2007	30	0.24%	32
2008	8	0.01%	4

Total	100%	0.20%	100%

Loan Amount (in CAD)(1)
Over $250K	33%		33%
Over $100K to $250K	58		59
$100K or Less	9		8

Total	100%		100%

Average Primary Loan Size (CAD in thousands)(1)	$178		$176

(1)	Loan amount and size presented in Canadian dollars.

GENWORTH FINANCIAL, INC.

2Q 2008 STATISTICAL SUPPLEMENT

Selected Key Performance Measures—International Mortgage Insurance—Australia

(dollar amounts in millions)

Primary Insurance	June 30, 2008	March 31, 2008	June 30, 2007
Insured loans in-force	1,422,851	1,406,731	1,390,164
Insured delinquent loans	5,026	4,571	4,584
Insured delinquency rate	0.35%	0.32%	0.33%

Flow loans in-force	1,240,020	1,222,667	1,240,566
Flow delinquent loans	4,926	4,489	4,485
Flow delinquency rate	0.40%	0.37%	0.36%

Bulk loans in-force	182,831	184,064	149,598
Bulk delinquent loans	100	82	99
Bulk delinquency rate	0.05%	0.04%	0.07%

Loss Metrics	June 30, 2008

Beginning Reserves	$157
Paid claims	(36)
Increase (decrease) in reserves	35
Impact of changes in foreign exchange rates	8

Ending Reserves	$164

	June 30, 2008		March 31, 2008
State and Territory	% of Primary Risk In-force	Primary Delinquency Rate	% of Primary Risk In-force
New South Wales	33%	0.67%	33%
Victoria	22	0.32%	22
Queensland	21	0.17%	21
Western Australia	10	0.13%	10
South Australia	5	0.20%	5
New Zealand	4	0.30%	4
Australian Capital Territory	2	0.08%	2
Tasmania	2	0.14%	2
Northern Territory	1	0.08%	1

Total	100%	0.35%	100%

By Policy Year
2000 and Prior	10%	0.04%	10%
2001	4	0.06%	4
2002	6	0.11%	7
2003	8	0.27%	8
2004	10	0.58%	11
2005	15	0.72%	15
2006	19	0.66%	20
2007	20	0.32%	20
2008	8	0.03%	5

Total	100%	0.35%	100%

Loan Amount (in AUD)(1)
Over $250K	54%		53%
Over $100K to $250K	37		38
$100K or Less	9		9

Total	100%		100%

Average Primary Loan Size (AUD in thousands)(1)	$183		$183

(1)	Loan amount and size presented in Australian dollars.

GENWORTH FINANCIAL, INC.

2Q 2008 STATISTICAL SUPPLEMENT

Selected Key Performance Measures—International Mortgage Insurance

(amounts in millions)

	June 30, 2008			March 31, 2008
Risk In-force by Loan-To-Value Ratio(1)	Primary	Flow	Bulk	Primary	Flow	Bulk
Canada
95.01% and above	$21,563	$21,563	$—	$20,108	$20,108	$—
90.01% to 95.00%	18,271	18,269	3	17,471	17,468	3
80.01% to 90.00%	12,138	11,512	626	11,568	11,084	484
80.00% and below	15,966	2,119	13,847	15,592	2,012	13,580

Total Canada	$67,938	$53,463	$14,476	$64,739	$50,672	$14,067

Australia
95.01% and above	$9,873	$9,872	$1	$8,773	$8,772	$1
90.01% to 95.00%	14,899	14,883	16	13,949	13,933	16
80.01% to 90.00%	21,091	20,919	172	19,849	19,681	168
80.00% and below	41,582	30,780	10,802	39,544	29,223	10,321

Total Australia	$87,445	$76,454	$10,991	$82,115	$71,609	$10,506

Other International
95.01% and above	$2,644	$2,564	$81	$2,692	$2,607	$85
90.01% to 95.00%	3,261	3,153	107	3,288	3,190	98
80.01% to 90.00%	2,558	2,031	526	2,604	2,083	521
80.00% and below	244	166	78	236	157	79

Total Other International	$8,707	$7,914	$792	$8,820	$8,037	$783

Amounts may not total due to rounding.

(1)	Loan amount in loan-to-value ratio calculation includes capitalized premiums, where applicable.

GENWORTH FINANCIAL, INC.

2Q 2008 STATISTICAL SUPPLEMENT

Sales—Payment Protection Insurance

(amounts in millions)

	2008			2007
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
SALES
Payment Protection
Traditional indemnity premiums	$390	$334	$724	$362	$378	$584	$364	$1,688
Premium equivalents for administrative services only business	30	35	65	33	44	40	50	167
Reinsurance premiums assumed accounted for under the deposit method	301	270	571	253	232	244	172	901

Total Payment Protection(1)	721	639	1,360	648	654	868	586	2,756
Mexico operations	20	21	41	22	19	18	19	78

Total Sales	$741	$660	$1,401	$670	$673	$886	$605	$2,834

SALES BY REGION
Payment Protection
Established European Regions
Western region	$120	$130	$250	$129	$173	$175	$198	$675
Central region	182	153	335	150	157	146	122	575
Southern region	174	137	311	152	127	145	112	536
Nordic region	97	85	182	78	73	77	68	296
New Markets	63	56	119	61	50	43	34	188
Structured Deals(2)	85	78	163	78	74	282	52	486

Total Payment Protection	721	639	1,360	648	654	868	586	2,756
Mexico operations	20	21	41	22	19	18	19	78

Total Sales	$741	$660	$1,401	$670	$673	$886	$605	$2,834

(1)	Sales adjusted for foreign exchange for our payment protection insurance business was $645 million and $1,223 million for the three months and six months ended June 30, 2008, respectively.
(2)	Structured deals represent in-force blocks of business acquired through reinsurance arrangements and ongoing reciprocal arrangements in place with certain clients.

U.S. Mortgage Insurance

GENWORTH FINANCIAL, INC.

2Q 2008 STATISTICAL SUPPLEMENT

Sales—U.S. Mortgage Insurance

(amounts in millions)

	2008			2007
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
SALES
New Insurance Written (NIW)
Flow	$14,000	$15,000	$29,000	$16,000	$13,200	$10,800	$6,900	$46,900
Bulk	400	100	500	2,200	2,800	11,100	6,100	22,200
Pool	200	100	300	100	100	200	100	500

Total U.S. Mortgage NIW	$14,600	$15,200	$29,800	$18,300	$16,100	$22,100	$13,100	$69,600

GENWORTH FINANCIAL, INC.

2Q 2008 STATISTICAL SUPPLEMENT

Growth Metrics—U.S. Mortgage Insurance

(amounts in millions)

	2008			2007
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
Net Premiums Written	$214	$202	$416	$188	$167	$152	$140	$647

New Risk Written
Flow	$3,465	$3,768	$7,233	$4,117	$3,330	$2,658	$1,695	$11,800
Bulk(1)	25	4	29	42	62	320	195	619

Total Primary	3,490	3,772	7,262	4,159	3,392	2,978	1,890	12,419
Pool	7	5	12	6	5	7	3	21

Total New Risk Written	$3,497	$3,777	$7,274	$4,165	$3,397	$2,985	$1,893	$12,440

Primary Insurance In-force	$174,900	$166,700		$157,600	$144,800	$135,500	$120,500

Risk In-force
Flow	$34,667	$32,398		$29,817	$26,687	$24,442	$23,013
Bulk(1)	1,371	1,355		1,361	1,323	1,268	952

Total Primary	36,038	33,753		31,178	28,010	25,710	23,965
Pool	381	383		393	414	428	436

Total Risk In-force	$36,419	$34,136		$31,571	$28,424	$26,138	$24,401

Other Metrics—U.S. Mortgage Insurance
GAAP Basis Expense Ratio(2)	25%	25%	25%	25%	25%	28%	29%	27%
Adjusted Expense Ratio(3)	22%	23%	22%	23%	24%	27%	29%	25%
Flow Persistency	85%	83%		85%	82%	78%	78%
Gross written premiums ceded to captives/total direct written premiums	20%	20%		21%	21%	22%	22%
Risk to Capital Ratio(4)	13.2:1	12.4:1		11.3:1	9.2:1	8.8:1	8.8:1

Average primary loan size (in thousands)	$169	$166		$164	$160
Primary risk in-force subject to captives	55%	58%		60%	61%
Primary risk in-force that is GSE conforming	95%	95%		95%	95%
Interest only risk in-force with initial reset > 5 years	95%	94%		94%	93%
Primary risk in-force with potential to reset in 2008(5)	1.3%	1.4%		1.6%	2.0%
Primary risk in-force with potential to reset in 2009(5)	1.4%	1.6%		0.0%	0.0%

The expense ratios included above are calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)

The amounts previously presented for new risk written and risk in-force have been revised to exclude deductible amounts specific to our GSE Alt-A and portfolio deals where we are in a first loss position.

(2)

The ratio of an insurer’s general expenses to net earned premiums. In our business, general expenses consist of acquisition and insurance expenses, net of deferrals, and amortization of DAC and intangibles.

(3)

The ratio of an insurer’s general expenses to net written premiums. In our business, general expenses consist of acquisition and insurance expenses, net of deferrals, and amortization of DAC and intangibles.

(4)

Certain states limit a private mortgage insurer’s risk in-force to 25 times the total of the insurer’s policyholders’ surplus plus the statutory contingent reserve, commonly known as the “risk to capital” requirement. The risk to capital ratio for our U.S. mortgage insurance business was computed as of the beginning of the period indicated.

(5)	Represents < 5 year adjustable rate mortgages with 2% annual adjustment cap.

GENWORTH FINANCIAL, INC.

2Q 2008 STATISTICAL SUPPLEMENT

Loss Metrics—U.S. Mortgage Insurance

(dollar amounts in millions)

	2008			2007
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
Paid Claims
Flow	$89	$79	$168	$64	$49	$40	$38	$191
Bulk	3	5	8	1	—	1	—	2

Total Primary	92	84	176	65	49	41	38	193
Pool	—	—	—	—	—	—	—	—

Total Paid Claims	$92	$84	$176	$65	$49	$41	$38	$193

Average Paid Claim (in thousands)	$42.9	$42.4		$39.2	$35.8	$32.5	$32.2

Number of Primary Delinquencies
Flow	46,700	38,316		35,489	27,609	22,970	21,804
Bulk(1)	11,105	8,210		5,470	3,147	2,086	1,566

Average Reserve Per Delinquency (in thousands)
Flow	$19.1	$15.8		$12.4	$12.0	$11.4	$11.3
Bulk(1)	7.3	6.8		5.1	4.4	3.1	2.1

Beginning Reserves	$661	$467	$467	$345	$270	$251	$237	$237
Paid claims	(92)	(84)	(176)	(65)	(49)	(41)	(38)	(193)
Increase (decrease) in reserves	404	278	682	187	124	60	52	423

Ending Reserves	$973	$661	$973	$467	$345	$270	$251	$467

Captive Reinsurance Recoverable(2)	$131	$21		$2	$1	$1	$1
Loss Ratio(3)	155%	142%	149%	109%	78%	41%	38%	68%

The loss ratio included above is calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)      The reserve per delinquency calculation includes loans where we were in a secondary loss position for which no reserve has been established due to an existing deductible. Excluding these loans, the number of delinquencies for bulk loans were as follows:

	Q2	Q1		Q4	Q3	Q2	Q1
	4,475	3,768		2,404	1,338	881	554

(2)

Reinsurance recoverable includes amounts for book years of business that have reached specified captive attachment levels under non-quota share captive reinsurance arrangements. These amounts do not include captive benefit and paid claim recoveries under quota share and non-captive reinsurance arrangements or any ceded unearned premium recoveries.

(3)	The ratio of incurred losses and loss adjustment expense to net premiums earned.

GENWORTH FINANCIAL, INC.

2Q 2008 STATISTICAL SUPPLEMENT

Portfolio Quality Metrics—U.S. Mortgage Insurance

	2008		2007
	Q2	Q1	Q4	Q3	Q2	Q1
Risk In-force by Credit Quality(1)
Primary by FICO Scores >679 (%)	62%	60%	59%	59%	59%	60%
Primary by FICO Scores 620-679	30%	31%	32%	32%	32%	32%
Primary by FICO Scores 575-619	6%	7%	7%	7%	7%	6%
Primary by FICO Scores <575	2%	2%	2%	2%	2%	2%

Flow by FICO Scores >679 (%)	60%	59%	58%	58%	58%	58%
Flow by FICO Scores 620-679	31%	32%	33%	33%	33%	33%
Flow by FICO Scores 575-619	7%	7%	7%	7%	7%	7%
Flow by FICO Scores <575	2%	2%	2%	2%	2%	2%

Bulk by FICO Scores >679 (%)	84%	84%	83%	83%	84%	83%
Bulk by FICO Scores 620-679	14%	14%	15%	15%	14%	15%
Bulk by FICO Scores 575-619	1%	1%	1%	1%	1%	1%
Bulk by FICO Scores <575	1%	1%	1%	1%	1%	1%

Primary A minus and sub-prime	12%	13%	13%	13%	12%	12%

Primary Loans
Insured loans in-force	1,034,697	1,001,430	963,218	905,412	858,550	800,110
Insured delinquent loans	57,805	46,526	40,959	30,756	25,056	23,370
Insured delinquency rate	5.59%	4.65%	4.25%	3.40%	2.92%	2.92%

Flow loans in-force	849,292	812,061	769,481	715,970	674,730	646,004
Flow delinquent loans	46,700	38,316	35,489	27,609	22,970	21,804
Flow delinquency rate	5.50%	4.72%	4.61%	3.86%	3.40%	3.38%

Bulk loans in-force	185,405	189,369	193,737	189,442	183,820	154,106
Bulk delinquent loans(2)	11,105	8,210	5,470	3,147	2,086	1,566
Bulk delinquency rate	5.99%	4.34%	2.82%	1.66%	1.13%	1.02%

A minus and sub-prime loans in-force	110,979	112,383	109,262	100,512	89,023	79,405
A minus and sub-prime delinquent loans	16,171	13,254	12,863	9,632	7,646	6,875
A minus and sub-prime delinquency rate	14.57%	11.79%	11.77%	9.58%	8.59%	8.66%

Pool Loans
Insured loans in-force	20,266	19,536	19,081	21,118	20,653	20,074
Pool delinquent loans	464	415	428	442	398	415
Pool delinquency rate	2.29%	2.12%	2.24%	2.09%	1.93%	2.07%

(1)      Loans with unknown FICO scores are included in the 620-679 category

(2)      Includes loans where we were in a secondary loss position for which no reserve has been established due to an existing deductible. Excluding these loans, bulk delinquent loans were as follows:

	Q2	Q1	Q4	Q3	Q2	Q1
	4,475	3,768	2,404	1,338	881	554

GENWORTH FINANCIAL, INC.

2Q 2008 STATISTICAL SUPPLEMENT

Portfolio Quality Metrics—U.S. Mortgage Insurance

	June 30, 2008		March 31, 2008		June 30, 2007
	% of Primary Risk In-force	Primary Delinquency Rate	% of Primary Risk In-force	Primary Delinquency Rate	% of Primary Risk In-force	Primary Delinquency Rate
By Region
Southeast(1)	24%	7.54%	25%	6.16%	26%	3.33%
South Central(2)	17	4.52%	17	3.77%	17	2.73%
Northeast(3)	13	4.52%	13	3.97%	13	3.12%
Pacific(4)	12	7.11%	11	5.11%	9	1.59%
North Central(5)	11	4.55%	11	3.89%	12	2.70%
Great Lakes(6)	8	6.12%	8	5.51%	9	4.42%
Plains(7)	6	3.13%	6	2.91%	6	2.26%
Mid-Atlantic(8)	5	4.60%	5	3.70%	4	2.05%
New England(9)	4	4.83%	4	4.21%	4	2.55%

Total	100%	5.59%	100%	4.65%	100%	2.92%

By State
Florida	9%	12.57%	9%	9.61%	9%	2.95%
Texas	7%	4.02%	7%	3.62%	7%	3.20%
California	6%	9.28%	6%	6.63%	4%	1.40%
New York	6%	3.42%	6%	3.07%	6%	2.46%
Illinois	5%	5.30%	5%	4.37%	5%	3.06%
Georgia	4%	6.72%	4%	5.88%	4%	4.00%
North Carolina	4%	4.31%	4%	3.89%	4%	3.38%
Pennsylvania	4%	5.05%	4%	4.56%	4%	3.90%
New Jersey	4%	5.95%	3%	4.95%	3%	3.28%
Arizona	3%	7.27%	3%	5.21%	3%	1.79%

(1)	Alabama, Arkansas, Florida, Georgia, Mississippi, North Carolina, South Carolina and Tennessee
(2)	Arizona, Colorado, Louisiana, New Mexico, Oklahoma, Texas and Utah
(3)	New Jersey, New York and Pennsylvania
(4)	Alaska, California, Hawaii, Nevada, Oregon and Washington
(5)	Illinois, Minnesota, Missouri and Wisconsin
(6)	Indiana, Kentucky, Michigan and Ohio
(7)	Idaho, Iowa, Kansas, Montana, Nebraska, North Dakota, South Dakota and Wyoming
(8)	Delaware, Maryland, Virginia, Washington D.C. and West Virginia
(9)	Connecticut, Maine, Massachusetts, New Hampshire, Rhode Island and Vermont

GENWORTH FINANCIAL, INC.

2Q 2008 STATISTICAL SUPPLEMENT

Portfolio Quality Metrics—U.S. Mortgage Insurance

(amounts in millions)

	June 30, 2008	March 31, 2008	June 30, 2007
Primary risk-in-force lender concentration (by original applicant)	$36,038	$33,753	$25,710
Top 10 lenders	17,232	15,004	9,910
Top 20 lenders	20,974	18,811	13,242

Loan-to-value ratio
95.01% and above	$9,417	$9,274	$6,786
90.01% to 95.00%	12,097	11,045	8,329
80.01% to 90.00%	13,494	12,177	9,422
80.00% and below	1,030	1,257	1,173

Total	$36,038	$33,753	$25,710

Loan grade
Prime	$31,816	$29,503	$22,549
A minus and sub-prime	4,222	4,250	3,161

Total	$36,038	$33,753	$25,710

Loan type(1)
Fixed rate mortgage
Flow	$33,552	$31,248	$23,221
Bulk	752	735	640
Adjustable rate mortgage
Flow	1,115	1,151	1,221
Bulk	619	619	628

Total	$36,038	$33,753	$25,710

Type of documentation
Alt-A
Flow	$1,467	$1,526	$1,456
Bulk	337	337	267
Standard(2)
Flow	33,200	30,872	22,986
Bulk	1,034	1,018	1,001

Total	$36,038	$33,753	$25,710

Mortgage term
15 years and under	$430	$377	$372
More than 15 years	35,608	33,376	25,338

Total	$36,038	$33,753	$25,710

(1)	For loan type in this table, any loan with an interest rate that is fixed for an initial term of five years or more is categorized as a fixed rate mortgage.
(2)

Standard includes loans with reduced or different documentation requirements that meet specifications of GSE approved underwriting systems with historical and expected delinquency rates consistent with our standard portfolio.

GENWORTH FINANCIAL, INC.

2Q 2008 STATISTICAL SUPPLEMENT

Portfolio Quality Metrics—U.S. Mortgage Insurance

(amounts in millions)

	As of June 30, 2008
Policy Year	Average Rate	Primary Insurance In-force	Percent of Total	Primary Risk In-force	Percent of Total
1997 and Prior	8.13%	$1,698	1.0%	$422	1.2%
1998	7.15%	724	0.4	191	0.5
1999	7.31%	875	0.5	221	0.6
2000	8.16%	574	0.3	140	0.4
2001	7.41%	1,954	1.1	494	1.4
2002	6.60%	4,862	2.8	1,193	3.3
2003	5.64%	19,315	11.0	3,229	9.0
2004	5.86%	10,489	6.0	2,275	6.3
2005	5.97%	15,752	9.0	3,901	10.8
2006	6.64%	28,482	16.3	5,409	15.0
2007	6.76%	61,158	35.0	11,410	31.7
2008	6.22%	29,022	16.6	7,153	19.8

Total portfolio		$174,905	100.0%	$36,038	100.0%

Occupancy and Property Type	As of June 30, 2008	As of March 31, 2008
Occupancy Status % of Primary Risk In-force
Primary residence	92.6%	92.4%
Second home	4.2	4.2
Non-owner occupied	3.2	3.4

Total	100.0%	100.0%

Property Type % of Primary Risk In-force
Single family detached	85.5%	85.5%
Condominium	11.0	10.8
Multi-family and other	3.5	3.7

Total	100.0%	100.0%

GENWORTH FINANCIAL, INC.

2Q 2008 STATISTICAL SUPPLEMENT

Portfolio Quality Metrics—U.S. Mortgage Insurance

(amounts in billions)

	FICO > 679		FICO 620 - 679(1)		FICO < 620		Total
	2008		2008		2008		2008
Primary Risk In-force	Q2	Q1	Q2	Q1	Q2	Q1	Q2	Q1
Total Primary Risk In-force	$22.2	$20.2	$10.8	$10.5	$3.0	$3.0	$36.0	$33.8
Delinquency rate(2)	3.3%	2.6%	8.1%	6.8%	15.4%	12.7%	5.6%	4.7%
2008 policy year	$5.3	$2.6	$1.5	$0.9	$0.3	$0.2	$7.2	$3.7
Delinquency rate	0.3%	0.1%	1.2%	0.3%	17.1%	1.0%	0.7%	0.2%
2007 policy year	$6.6	$6.7	$3.6	$3.7	$1.2	$1.3	$11.4	$11.7
Delinquency rate	4.4%	2.9%	7.5%	5.2%	17.1%	12.3%	6.6%	4.5%
2006 policy year	$3.2	$3.3	$1.7	$1.8	$0.5	$0.5	$5.4	$5.6
Delinquency rate	6.5%	4.5%	11.4%	8.8%	17.6%	15.1%	8.9%	6.6%
2005 policy year	$2.3	$2.4	$1.3	$1.4	$0.3	$0.3	$3.9	$4.1
Delinquency rate	4.1%	3.2%	9.5%	8.1%	15.1%	13.2%	6.7%	5.5%
2004 & prior policy years	$4.9	$5.2	$2.6	$2.8	$0.6	$0.6	$8.2	$8.6
Delinquency rate	2.2%	1.9%	8.6%	8.2%	15.1%	14.0%	4.9%	4.5%

Fixed rate mortgage	$21.1	$19.1	$10.3	$10.0	$2.9	$2.9	$34.3	$32.0
Delinquency rate	2.6%	2.0%	7.6%	6.4%	15.0%	12.3%	5.0%	4.2%
Adjustable rate mortgage	$1.2	$1.2	$0.5	$0.5	$0.1	$0.1	$1.7	$1.8
Delinquency rate	12.3%	9.1%	17.2%	14.6%	29.2%	25.3%	13.9%	10.8%

LTV > 95%	$4.7	$4.5	$3.5	$3.5	$1.2	$1.2	$9.4	$9.3
Delinquency rate	2.8%	2.2%	8.9%	7.1%	18.7%	15.2%	7.2%	5.9%
Alt-A(3)	$1.2	$1.3	$0.5	$0.5	$0.1	$0.1	$1.8	$1.9
Delinquency rate	10.1%	6.7%	17.8%	13.9%	26.1%	20.9%	12.2%	8.6%
Interest only & option ARMs	$3.0	$2.9	$1.0	$1.0	$0.2	$0.2	$4.1	$4.1
Delinquency rate	10.6%	7.3%	16.2%	12.0%	25.3%	19.7%	12.0%	8.5%

Amounts may not total due to rounding.

(1)	Loans with unknown FICO scores are included in the 620 - 679 category.
(2)	Delinquency rate represents the number of lender reported delinquencies divided by the number of remaining policies consistent with mortgage insurance practices.
(3)	Alt-A consists of loans with reduced documentation or verification of income or assets and a higher historical and expected delinquency rate than standard documentation loans.

GENWORTH FINANCIAL, INC.

2Q 2008 STATISTICAL SUPPLEMENT

Other Metrics—U.S. Mortgage Insurance Bulk Risk In-force

(dollar amounts in millions)

	June 30, 2008	March 31, 2008	December 31, 2007
GSE Alt-A
Risk in-force	$340	$340	$340
Average FICO score	718	718	719
Loan-to-value ratio	79%	79%	79%
Standard documentation(1)	22%	28%	28%
Stop loss	100%	100%	100%
Deductible	81%	85%	85%

Portfolio
Risk in-force	$524	$527	$532
Average FICO score	723	723	724
Loan-to-value ratio	76%	76%	76%
Standard documentation	97%	97%	97%
Stop loss	100%	100%	100%
Deductible	22%	27%	27%

FHLB
Risk in-force	$408	$385	$382
Average FICO score	744	743	743
Loan-to-value ratio	69%	68%	68%
Standard documentation	86%	88%	88%
Stop loss	91%	96%	96%
Deductible	100%	100%	100%

Other
Risk in-force	$99	$103	$107
Average FICO score	717	717	727
Loan-to-value ratio	93%	93%	94%
Standard documentation	96%	99%	100%
Stop loss	11%	9%	11%
Deductible	—%	—%	—%
Total Bulk Risk In-force	$1,371	$1,355	$1,361

(1)

Standard documentation includes loans with reduced or different documentation requirements that meet specifications of GSE approved underwriting systems with historical and expected delinquency rates consistent with our standard portfolio.

GENWORTH FINANCIAL, INC.

2Q 2008 STATISTICAL SUPPLEMENT

Aggregate Book Year Analysis Provided to Illustrate Directional Progression Toward Captive Attachment(1)

Book Year(2)	Original Book RIF ($B)	Progression to Attachment Point	June 30, 2008			March 31, 2008			December 31, 2007
			Current RIF ($B)	Ever to Date Incurred Losses ($MM)	Captive Benefit ($MM)	Current RIF ($B)	Ever to Date Incurred Losses ($MM)	Captive Benefit ($MM)	Current RIF ($B)	Ever to Date Incurred Losses ($MM)	Captive Benefit ($MM)
2005		0-50%	$0.4	$10		$0.5	$10		$0.8	$16
2005		50-75%	0.4	22		1.6	72		1.5	56
2005		75-99%	1.1	72		0.2	11		0.4	15
2005		Attached	0.6	44		0.3	20		—	2

2005 Total	$4.4		$2.5	$148	$6	$2.6	$113	$1	$2.7	$89	$—

2006		0-50%	$0.2	$2		$0.5	$11		$0.7	$10
2006		50-75%	0.4	17		0.3	8		1.8	55
2006		75-99%	0.4	26		0.5	23		0.8	31
2006		Attached	2.1	185		2.0	113		0.1	5

2006 Total	$4.2		$3.1	$230	61	$3.3	$155	17	$3.4	$101	1

2007		0-50%	$1.0	$17		$4.3	$77		$6.9	$56
2007		50-75%	1.0	33		1.0	23		—	—
2007		75-99%	2.2	77		0.8	25		—	—
2007		Attached	2.2	128		0.5	22		—	—

2007 Total	$6.9		$6.4	$255	43	$6.6	$147	1	$6.9	$56	—

Captive Benefit In Quarter ($MM)					$110			$19			$1

(1)

Data presented in aggregate for all trusts. Actual trust attachment and exit points will vary by individual lender contract. For purposes of this illustration, incurred losses equals change in reserves plus paid claims. The information presented excludes quota share captive reinsurance data. Progress toward captive attachment is determined at a lender level for each book year by dividing ever to date incurred losses by original RIF for that book year.

(2)	Book year figures may include loans from additional periods pursuant to reinsurance agreement terms and conditions.

CORPORATE INFORMATION

GENWORTH FINANCIAL, INC.

2Q 2008 STATISTICAL SUPPLEMENT

Industry Ratings

Our principal life insurance subsidiaries are rated by A.M. Best, Standard and Poor’s (S&P), Moody’s and Fitch as follows:

Company	A.M. Best	S&P	Moody’s	Fitch
Genworth Life Insurance Company	A+	AA-	Aa3	AA-
Genworth Life Insurance Company (short-term rating)	Not rated	A-1+	P-1	Not rated
Genworth Life and Annuity Insurance Company	A+	AA-	Aa3	AA-
Genworth Life and Annuity Insurance Company (short-term rating)	Not rated	A-1+	P-1	Not rated
Genworth Life Insurance Company of New York	A+	AA-	Aa3	AA-
Continental Life Insurance Company of Brentwood, Tennessee	A	Not rated	Not rated	Not rated
American Continental Insurance Company	A-	Not rated	Not rated	Not rated

Our mortgage insurance subsidiaries are rated by S&P, Moody’s and Fitch as follows:

Company	S&P	Moody’s	Fitch
Genworth Mortgage Insurance Corporation	AA	Aa3	AA
Genworth Financial Mortgage Insurance Pty. Limited	AA	Aa3	AA
Genworth Financial Mortgage Insurance Limited	AA	Aa3	AA
Genworth Residential Mortgage Insurance Corporation of NC	AA	Aa3	AA
Genworth Financial Assurance Corporation	Not rated	Aa3	AA
Genworth Financial Mortgage Insurance Company Canada(1)	AA	Not rated	Not rated
Genworth Seguros de Credito a la Vivienda S.A. de C.V.	mxAAA	Aaa.mx	AAA(mex)

(1)	Genworth Financial Mortgage Insurance Company Canada is also rated “AA” by Dominion Bond Rating Service (DBRS).

The A.M. Best, S&P, Moody’s and Fitch ratings are not designed to be, and do not serve as, measures of protection or valuation offered to investors. These financial strength ratings should not be relied on with respect to making an investment in our securities.

A.M. Best states that its “A+” (Superior) rating is assigned to those companies that have, in its opinion, a superior ability to meet their ongoing obligations to policyholders. The “A” and “A-” (Excellent) ratings are assigned to companies that have, in its opinion, an excellent ability to meet their ongoing insurance obligations. The “A+” (Superior), “A” and “A-” (Excellent) ratings are the second-, third- and fourth-highest of fifteen ratings assigned by A.M. Best, which range from “A++” to “F.”

S&P states that an insurer rated “AA” (Very Strong) has very strong financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments. The “AA” range is the second-highest of the four ratings ranges that meet these criteria, and also is the second-highest of nine financial strength rating ranges assigned by S&P, which range from “AAA” to “R.” A plus (+) or minus (-) shows relative standing in a rating category. Accordingly, the “AA” and “AA-” ratings are the third- and fourth-highest of S&P’s 21 ratings categories. The short-term “A-1” rating is the highest rating and shows the capacity to meet financial commitments is strong. Within this category, the designation of a plus sign (+) indicates capacity to meet its financial commitments is extremely strong. An obligor rated “mxAAA” has a very strong capacity to meet its financial commitments relative to that of other Mexican obligors. The “mxAAA” rating is the highest enterprise credit rating assigned on S&P’s CaVal national scale.

GENWORTH FINANCIAL, INC.

2Q 2008 STATISTICAL SUPPLEMENT

Industry Ratings (continued)

Moody’s states that insurance companies rated “Aa” (Excellent) offer excellent financial security. Moody’s states that companies in this group constitute what are generally known as high-grade companies. The “Aa” range is the second-highest of nine financial strength rating ranges assigned by Moody’s, which range from “Aaa” to “C.” Numeric modifiers are used to refer to the ranking within the group, with 1 being the highest and 3 being the lowest. Accordingly, the “Aa2” and “Aa3” ratings are the third- and fourth-highest of Moody’s 21 ratings categories. Short-term rating “P-1” is the highest rating and shows superior ability for repayment of short-term debt obligations. Issuers or issues rated “Aaa.mx” demonstrate the strongest creditworthiness relative to other issuers in Mexico.

Fitch states that “AA” (Very Strong) rated insurance companies are viewed as possessing very strong capacity to meet policyholder and contract obligations, risk factors are modest, and the impact of any adverse business and economic factors is expected to be very small. The “AA” rating category is the second-highest of eight financial strength rating categories, which range from “AAA” to “C.” The symbol (+) or (-) may be appended to a rating to indicate the relative position of a credit within a rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “CCC” category. Accordingly, the “AA” and “AA-” ratings are the third- and fourth-highest of Fitch’s 21 ratings categories. The “AAA(mex)” rating denotes the highest rating assigned within the scale for Mexico. The rating is assigned to the policyholder obligations of the “best” insurance entities relative to all other issuers or issues in Mexico, across all industries and obligation types.

DBRS states that long-term debt rated “AA” is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated “AAA” only to a small degree. Given the extremely restrictive definition DBRS has for the “AAA” category, entities rated “AA” are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

A.M. Best, S&P, Moody’s, Fitch and DBRS review their ratings periodically and we cannot assure you that we will maintain our current ratings in the future. Other agencies may also rate our company or our insurance subsidiaries on a solicited or an unsolicited basis.

About Genworth Financial

Genworth is a leading financial security company meeting the retirement, longevity and lifestyle protection, investment and mortgage insurance needs of more than 15 million customers, with a presence in more than 25 countries. For more information, visit www.genworth.com.

Inquiries:

Alicia Charity, 804-662-2248

Alicia.Charity@genworth.com

Kelly Groh, 804-281-6321

Kelly.Groh@genworth.com